UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities and Exchange Act of 1934

April 26, 2011

Date of Report (date of earliest event reported)

Schiff Nutrition International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 South 5070 West Salt Lake City, Utah	84104-4726
(Address of principal executive offices)	(Zip Code)

(801) 975-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Schiff Nutrition International, Inc. (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 26, 2011 to report the effective date for the previously reported resignation of a named executive officer.

Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Resignation of Thomas H. Elitharp.  As previously reported on Form 8-K, the Company has announced the retirement of Thomas H. Elitharp from his position as the Company’s Executive Vice President — Operations and Support Services.  At the time of the previous report on Form 8-K, the effective date of Mr. Elitharp’s retirement had not yet been established. Mr. Elitharp’s retirement became effective on June 6, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHIFF NUTRITION INTERNATIONAL, INC.

	By:	/s/ Joseph W. Baty
		Name:	Joseph W. Baty
		Title:	Executive Vice President and Chief Financial Officer
Date: June 8, 2011